Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
We, David W. Heard and Kent Coker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Somera Communications, Inc. on Form 10-K for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Somera Communications, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ David W. Heard

Name: David W. Heard
Title: President and Chief Executive Officer (Principal Executive Officer)
Date: March 31, 2006

By:	/s/ Kent Coker

Name: Kent Coker
Title: Vice President, Finance (Principal Financial Officer)
Date: March 31, 2006